Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT we, the undersigned Directors of State Street Bank and Trust Company of New Hampshire, hereby appoint Monet T. Ewing, Robert E. Fullam and Denise R. Sisk, and each of them severally, as attorneys and agents for the undersigned with full power to them, and each of them, for and in the name, place and stead of the undersigned, until revoked in writing, to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), the Registration Statement on Form S-1 (the “Registration Statement”) of the American Bar Association Members/State Street Collective Trust (the “Collective Trust”), and any and all amendments, applications, instruments and other documents to be filed with the Commission pertaining to the Registration Statement, and generally with full power and authority to do and perform any and all such acts and things whatsoever requisite or desirable in the names and in the capacities of the undersigned to enable State Street Bank and Trust Company of New Hampshire and the Collective Trust to comply with the provisions of the Securities Act; provided, however, that neither Monet T. Ewing, Robert E. Fullam nor Denise R. Sisk is authorized to take any further action to cause the Registration Statement to become effective under the Securities Act once Northern Trust Investments, N.A. is substituted for State Street Bank and Trust Company of New Hampshire as trustee of the Collective Trust. This Power of Attorney may be executed in any number of counterparts, all of which together shall constitute one and the same document.

Witness our hands as of May 18, 2010.

Signature	Capacity

/s/ Daniel J. Bouchard Daniel J. Bouchard	Director of State Street Bank and Trust Company of New Hampshire

/s/ Monet T. Ewing Monet T. Ewing	Director of State Street Bank and Trust Company of New Hampshire

/s/ Nancy E. Grady Nancy E. Grady	Director of State Street Bank and Trust Company of New Hampshire

/s/ Thomas P. Kelly Thomas P. Kelly	Director of State Street Bank and Trust Company of New Hampshire

/s/ Nancy H. Loucks Nancy H. Loucks	Director of State Street Bank and Trust Company of New Hampshire

/s/ Scott W. Olson Scott W. Olson	Director of State Street Bank and Trust Company of New Hampshire

Signature	Capacity

/s/ William F. Weihs William F. Weihs	Director of State Street Bank and Trust Company of New Hampshire

/s/ William L. Whitney William L. Whitney	Director of State Street Bank and Trust Company of New Hampshire

/s/ Mary Moran Zeven Mary Moran Zeven	Director of State Street Bank and Trust Company of New Hampshire

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